Prepaid Expenses	12 Months Ended
Dec. 31, 2018
Prepaid Expense and Other Assets [Abstract]
Prepaid Expenses

4. PREPAID EXPENSES

Prepaid expenses consisted of the following at December 31, 2018 and 2017 (in thousands):

	2018	2017
Prepaid services	$252	$253
Prepaid bonds for German statutory costs	199	62
Prepaid licenses, software tools and support	51	404
Prepaid inventory and production tooling	-	121
Prepaid advertising	-	75
Prepaid insurance	19	54
Other prepaid expenses	17	33
	$538	$1,002

In 2018, we recorded impairment charges of approximately $0.4 million related to prepaid licenses and production tooling as a result of the restructuring of our operations.   These charges are included in “Restructuring expenses” in the accompanying statements of comprehensive loss (see Note 13).